FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "First Amendment") is entered into effective as of the 10th day of September, 2014 (the "Effective Date"), by and between **TKC LXXII, LLC**, a North Carolina limited liability company ("Landlord"), and **ARGOS THERAPEUTICS, INC.**, a Delaware corporation ("Tenant").

RECITALS:

A. Landlord and Tenant are parties to that certain Lease Agreement, dated as of August 18, 2014 (the "Lease"), for those certain improvements (the "Improvements") now and hereafter erected on that certain approximately 11.135 acre parcel of property located in Durham County, North Carolina (the "Property") as such Improvements and Property are more particularly defined in the Lease.

B. Landlord and Tenant desire to amend the Lease upon all of the terms and conditions set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, Landlord and Tenant hereby amend the Lease as follows:

1. Recitals. The recitals set forth above are incorporated herein by this reference. The use of any capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Lease.

2. Termination Right if Incentives Not Obtained. Section 19.27 of the Lease is hereby amended by replacing the date of "September 10, 2014" with the date of "September 24, 2014" and by replacing the amount of "$175,000" with the amount of "$300,000."

3. Ratification; Miscellaneous. The Lease, as amended by this First Amendment, shall remain enforceable in accordance with its terms. Terms and provisions of the Lease which are not expressly modified by this First Amendment shall remain in full force and effect and shall govern Tenant's lease of the Premises. As amended by this First Amendment, all of the terms, conditions and provisions of the Lease are hereby ratified and affirmed in all respects. To the extent any terms, conditions and obligations contained in this First Amendment conflict with the terms in the Lease, those in this First Amendment shall control. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this First Amendment by signing any such counterpart.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have duly executed these presents as of the day and year first above written.

LANDLORD:

TKC LXXII, LLC,
a North Carolina limited liability company

By: [signature]
Kenneth R. Beuley, Authorized Member

TENANT:

ARGOS THERAPEUTICS, INC.,
a Delaware corporation

By: [signature]
Name: Lori Harrelson
Title: VP Finance

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